Exhibit 99.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of July 25, 2013, by and between UniTek Global Services, Inc., a Delaware corporation (the “Company”), and [                  ], a [                    ] and permitted assignees or transferees thereof in accordance with Section 3(e) (the “Holder”).

RECITALS

WHEREAS, the Company and the Holder are concurrently entering into a Warrant Agreement in the form attached as Exhibit A (the “Warrant”) for the purchase of up to [                    ] shares of Company common stock, par value $0.00002 per share (the “Common Stock”).

NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  Definitions.  The following terms used in this Agreement shall have the following meanings:

“Agreement” has the meaning set forth in the Preamble.

“Allowable Grace Period” has the meaning set forth in Section 2(b).

“Business Day” means any day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are not required to be open.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Continuously Effective” with respect to the Resale Registration Statement means that such registration statement shall not cease to be effective and available for Transfers of Registrable Securities, except as otherwise contemplated herein.

“Event” has the meaning set forth in Section 2(g).

“Event Date” has the meaning set forth in Section 2(g).

“FINRA” means the Financial Industry Regulatory Authority (f/k/a the National Association of Securities Dealers) and any successor entity.

“Holder” has the meaning set forth in the Preamble.

“Lenders” has the meaning set forth in the Warrant, and shall include any permitted assignees and transferees thereof in accordance with Section 3(e) of the Other Lender Registration Rights Agreements.

“Liquidated Damages” has the meaning set forth in Section 2(g).

“Losses” has the meaning set forth in Section 2(f)(i).

“Other Lender Registration Rights Agreements” means the registration rights agreements entered into by the Company with the other Lenders on the date of this Agreement, which are on substantially the same form as this Agreement.

“Piggyback Registration” has the meaning set forth in Section 2(h)(A).

“Prospectus” means any prospectus included in the Resale Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

“Registrable Securities” means (a) any Common Stock issuable or issued upon any conversion or exercise of the Warrant (and the Warrants referenced in the Other Lender Registration Rights Agreements) held by any Holder, any Lender or any of their respective affiliates, (b) any Common Stock issued or issuable with respect to any of the securities referred to in clause (a) by way of an event triggering any adjustment in the number of shares of Common Stock into which such securities convert or are exercisable, and (c) any shares of capital stock or other securities of the Company issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the foregoing.  Registrable Securities shall be deemed to be outstanding and in existence whenever such Person has the right to acquire such Registrable Securities upon exercise or conversion of such securities, whether or not such exercise or conversion has actually been effected.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been registered and Transferred pursuant to the Securities Act.

“Registration Expenses” means all fees and expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees of any transfer agent and registrar, fees and expenses of compliance with securities or blue sky laws, printing expenses, fees and disbursements of counsel for the Company and its independent certified public accountants, the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses and fees for listing the securities to be registered on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted, stock transfer taxes, fees and expenses with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), messenger, telephone and delivery expenses of the Company, Securities Act liability insurance, if the Company so desires such insurance, fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, but not including any fees and expenses of underwriters (including discounts and commissions attributable to the Registrable Securities included in such registration).

“Resale Effective Deadline” means the earlier to occur of (i) if the SEC notifies the Company that it does not intend to review the Resale Registration Statement, five (5) days after the Company receives such notice from the SEC; and (ii) if the SEC notifies the Company that it intends to review the Resale Registration Statement, the earlier of (A) one hundred and twenty (120) days after Resale Filing Deadline and (B) five (5) days after the Company receives notice from the SEC that the Resale Registration Statement will not be subject to further review (or if such day is not a Business Day, the next succeeding Business Day).

“Resale Filing Deadline” means November 15, 2013.

“Resale Registration Statement” has the meaning set forth in Section 2(a)(i).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at that time.

“Shelf Offering” has the meaning set forth in Section 2(a).

“Take-Down Notice” has the meaning set forth in Section 2(a).

“Transfer” means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided, however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a “Transfer”; provided, further, however, no “Transfer” shall be deemed to have occurred if [                      ], as the case may be, continues to be an affiliate of the Holder of the Registrable Securities after giving effect to such transfer or other distribution.

“Violation” has the meaning set forth in Section 2(f)(i).

“Warrant” has the meaning set forth in the Recitals.

2.  Registration Rights.

(a)           Resale Registration Statement.  The Company shall (subject to Section 2(b)) use reasonable best efforts to:

(i) cause to be filed with the SEC as soon as reasonably practicable, but in no event later than the Resale Filing Deadline, a registration statement pursuant to Rule 415 under the Securities Act (the “Resale Registration Statement”), which Resale Registration Statement shall provide for resales and Transfers of all Registrable Securities by the Holders as permitted by such Rule 415;

(ii) cause the Resale Registration Statement to be declared effective by the SEC at the earliest practicable time, but in no event later than the Resale Effective Deadline;

(iii) in connection with the foregoing, file all pre-effective amendments to the Resale Registration Statement as may be necessary in order to cause such Resale Registration Statement to become effective and, if applicable, a post-effective amendment to the Resale Registration Statement pursuant to Rule 430A under the Securities Act; and

(iv) cause the Resale Registration Statement to remain Continuously Effective, supplemented and amended as required by the provisions of Section 2(c) to the extent necessary to ensure that it is available for resales and Transfers of all Registrable Securities by the Holders, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the SEC as announced from time to time, for a period beginning on the Resale Effective Deadline and continuing through the earlier to occur of (A) the date on which all of the Registrable Securities are eligible to be sold in a single transaction by the Holder to the public pursuant to Rule 144 or any similar rule promulgated by the SEC pursuant to the Securities Act permitting the resale of restricted securities without the necessity of a registration statement under the Securities Act and without regard to time, volume or manner of sale limitations, or (B) the date upon which the Holder has Transferred all of the Registrable Securities.

Notwithstanding the registration obligations set forth in this Section 2(a), in the event that (i) the Company’s counsel determines that all such Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement prior to filing the Resale Registration Statement, or (ii) the SEC informs the Company that all such Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (A) inform each of the Holders thereof and, as applicable, file the Resale Registration Statement, or use its reasonable best efforts to file amendments to the Resale Registration Statement as required by the SEC and/or (B) withdraw the initial Resale Registration Statement and file a new registration statement, in each case covering the maximum number of such Registrable Securities permitted to be registered thereon, on such form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, that in the case of clause (ii) above, prior to filing such amendment or new registration statement, the Company shall be obligated to use its reasonable best efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Securities Act Rules Compliance and Disclosure Interpretation 612.09, or any successor thereto.  Notwithstanding any other provision of this Agreement, if in the opinion of the Company’s counsel there is, or any SEC Guidance sets forth, a limitation of the number of Registrable Securities permitted to be registered on a particular registration statement as a secondary offering (and, in the case of clause (ii) above, notwithstanding that the Company used its reasonable best efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities to be registered on such registration statement will be reduced pro rata on the basis of the aggregate number of Registrable Securities owned by each Holder, and under such circumstances, the Company will not be subject to the payment of Liquidated Damages in Section 2(g).  In the event the Company amends the Resale Registration Statement or files a new registration statement, as the case may be, under clauses (A) or (B) above, the Company will use its reasonable best efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on such form available to the Company to register for resale those Registrable Securities that were not registered for resale on the initial Resale Registration Statement, as amended, or the new registration statement.  In the event of the filing by the Company of any new registration statement pursuant to this paragraph, all references to Resale Registration Statements in this Agreement shall also include such new registration statement(s) mutatis mutandis.  No Holder shall be named as an “underwriter” in any registration statement without such Holder’s prior written consent, not to be unreasonably withheld.

At any time that a shelf registration statement covering Registrable Securities pursuant to this Section 2(a) is effective, if any Holder delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to sell all or part of its Registrable Securities included by it on the shelf registration statement (a “Shelf Offering”), then the Company shall amend or supplement the shelf registration statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering (taking into account the inclusion of Registrable Securities by any other Lenders that hold Registrable Securities).  In connection with any Shelf Offering, including any Shelf Offering that is an underwritten offering, the Company shall promptly deliver the Take-Down Notice to all other Lenders that hold Registrable Securities included on such shelf registration statement and permit each such Lender to include its Registrable Securities included on the shelf registration statement in the Shelf Offering if such Lender notifies the proposing Holder(s) and the Company within five (5) days after delivery of the Take-Down Notice to such Lender.  If a Shelf Offering of Registrable Securities is to be conducted as an underwritten offering and, in connection with any such underwritten offering, the managing underwriter(s) advise(s) the Company that in its or their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or Prospectus only such number of securities that in the reasonable opinion of such underwriter(s) can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be allocated among such Holder(s) and Lenders pro rata on the basis of the aggregate number of such securities or shares owned by each such holder, or as such Holder(s) and Lenders may otherwise agree amongst themselves.  No Holder or Lender may participate in any underwritten registration under this Section 2 unless such Holder or Lender (i) agrees to sell the Registrable Securities it desires to include in the underwritten offering on the basis provided in any underwriting arrangements in customary form and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

(b)           Postponement of Registration Statement.  The Company shall be entitled to (i) postpone the effectiveness of the Resale Registration Statement filed pursuant to this Agreement and (ii) suspend the use of any Prospectus included in the Resale Registration Statement, in the event (A)

of the issuance by the SEC of any stop order suspending the effectiveness of the Resale Registration Statement or the initiation of any proceedings for that purpose; or (B) upon the occurrence of an event set forth in Section 2(c)(ii) or Sections 2(c)(v)(B)-(D); or (C) the Company’s chief executive officer delivers to the Holders an executed certificate stating that in the good faith judgment of the Board of Directors of the Company that it would be materially detrimental to the Company and its stockholders either for such Resale Registration Statement to become effective or for Transfers to be made thereunder (including, without limitation, due to the inadvisability of filing a required Prospectus supplement or post-effective amendment) because such action would materially interfere with, or require premature disclosure of, any bona fide plan or proposal by the Company to engage in any material financing, acquisition, disposition, reorganization, merger or tender offer or other significant transaction.  Notwithstanding anything to the contrary, the Company shall not exercise its rights under this Section 2(b) more than twice in any twelve (12) month period, each such period not to exceed sixty (60) days, and all such periods not to exceed ninety (90) days during any twelve (12) month period (an “Allowable Grace Period”).

(c)           Registration Procedures.  In connection with the Company’s obligations arising under this Agreement regarding the Resale Registration Statement (and any other Prospectus required by this Agreement to permit the resale and Transfer of Registrable Securities), the Company will use reasonable best efforts to:

(i) effect such registration to permit the sale of the Registrable Securities being sold in accordance with the intended method or methods of distribution selected by the Holders of the Registrable Securities and permitted by Rule 415, and keep the Resale Registration Statement Continuously Effective for all periods required by this Agreement;

(ii) upon the occurrence of any event that would cause the Resale Registration Statement or any Prospectus filed in connection therewith (i) to contain a material misstatement or omission or (ii) not to be effective and usable for resale and Transfer of Registrable Securities during any period required by this Agreement, the Company shall file promptly an appropriate amendment to the Resale Registration Statement or a prospectus supplement, in the case of clause (i), correcting any such misstatement or omission, and, in the case of either clause (i) or (ii), if a post-effective amendment is utilized, cause such amendment to be declared effective and the Resale Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

(iii) prepare and file with the SEC such amendments and post-effective amendments to the Resale Registration Statement as may be necessary to keep the Resale Registration Statement effective for the applicable period set forth in Section 2(a);

(iv) cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Resale Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Resale Registration Statement or supplement to the Prospectus;

(v) advise the Holders promptly and, if requested by such Persons (as defined in the Warrant), confirm such advice in writing, (A) when the Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Resale Registration Statement or any post-effective amendment thereto, when the same has become effective; (B) of any request by the SEC for amendments to the Resale Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto; (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Resale Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; or (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Resale Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Resale Registration Statement or the Prospectus in order to make the statements therein not misleading.  If at any time the SEC shall issue any stop order suspending the effectiveness of the Resale Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or blue sky laws, the Company shall obtain the withdrawal or lifting of such order as soon as practicable;

(vi) furnish without charge to each of the Holders, and each of the underwriter(s) if any, before filing with the SEC, copies of the Resale Registration Statement or any Prospectus included therein or any amendments or supplements to the Resale Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of the Resale Registration Statement but excluding documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act and any exhibits to such filings), which documents will be subject to the review and comment of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least three (3) Business Days, and the Company will not file the Resale Registration Statement or Prospectus or any amendment or supplement to the Resale Registration Statement or Prospectus (including all such documents incorporated by reference but excluding documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act and any exhibits to such filings) to which a Holder covered by such registration statement or the underwriter(s), if any, shall reasonably object in writing within three (3) Business Days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy or e-mail transmission within such period).  For purposes of this Section 2(c)(vi), the objection of a Holder or underwriter, if any, shall be deemed to be reasonable if the Resale Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

(vii) make available any document that is incorporated by reference into the Resale Registration Statement or Prospectus, provide copies of such document to the Holders, and to the underwriter(s), if any, and make the Company’s representatives available for discussion of such document and other customary due diligence matters;

(viii) make available at reasonable times for inspection by the Holders or underwriter(s), if any, participating in any disposition pursuant to the Resale Registration Statement and any attorney or accountant retained by the Holders or underwriter(s), if any, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors and employees to supply all information reasonably requested by the Holders, underwriter(s), if any, or their attorneys, accountants or other advisors in connection with the Resale Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness and to participate in meetings with investors to the extent requested by the underwriter(s), if any, and make members of the Company’s senior management available at reasonable times and places to participate in “road-shows” and investor calls as the underwriter(s), if any, may request;

(ix) if requested by a Holder or the underwriter(s), if any, to promptly incorporate in the Resale Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as the Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Registrable Securities, information with respect to the Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(x) furnish to each Holder and each of the underwriter(s), if any, upon request, without charge, at least one (1) copy of the Resale Registration Statement, as first filed with the SEC, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

(xi) deliver to each Holder and each of the underwriter(s), if any, upon request, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Holder reasonably may request;

(xii) enter into such customary agreements, including a customary underwriting agreement with an underwriter or underwriters upon the request of (and selected by) a majority of the Holders and the Lenders that hold Registrable Securities, and make such customary representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Registrable Securities pursuant to the Resale Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Holder or underwriter(s), if any, in connection with any resale or Transfer pursuant to the Resale Registration Statement; and if and only if the registration is an underwritten registration, the Company shall in connection with each closing under such underwriting agreement:

(A) make such representations and warranties to the selling Holders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the registration statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers in underwritten offerings, and, if true, confirm the same if and when requested;

(B) use its reasonable best efforts to furnish opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s), if any, addressed to each of the managing underwriter(s), if any, covering the matters customarily covered in opinions requested in underwritten offerings;

(C) use its reasonable best efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the registration statement) who have certified the financial statements included in such registration statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings;

(D) ensure that the underwriting agreement shall contain indemnification provisions and procedures customary in such underwritten offerings;

(E) deliver such documents and certificates as may be reasonably requested by the Holders, their counsel and the managing underwriter(s) to evidence the continued validity of the representations and warranties made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in the underwriting agreement entered into by the Company; and

(F) use its reasonable best efforts to cause each of its directors and senior executive officers to execute and deliver customary lockup agreements in such form and for such time period up to one hundred and eighty (180) days (subject to any then customary “booster shot” extensions) as may be requested by any managing underwriter(s), but not for a period longer than the longest lockup period to which any Holder is bound;

(xiii) prior to any public offering of Registrable Securities, cooperate with the Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Registrable Securities under the state securities or blue sky laws of such jurisdictions as the Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Resale Registration Statement; provided, that the Company shall not be obligated to qualify as a foreign entity in any jurisdiction that the Company is not currently so qualified during such time period;

(xiv) cooperate with the Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least three (3) Business Days prior to any sale of Registrable Securities made by such Holders or underwriter(s), if any; provided, the Holders provide the Company with the necessary information to prepare such certificates at least four (4) Business Days prior to the applicable sale of Registrable Securities;

(xv) if any fact or event contemplated by Section 2(c)(v)(D) shall exist or have occurred, prepare a supplement or post-effective amendment to the Resale Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading;

(xvi) cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of FINRA;

(xvii) otherwise comply with all applicable rules and regulations of the SEC and other federal and state securities laws, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve (12) month period (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering or (ii) if not sold to underwriters in such an offering, beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Resale Registration Statement;

(xviii) cause all securities covered by the Resale Registration Statement to be listed on each securities exchange or automated quotation system on which the Common Stock issued by the Company is then listed;

(xix) provide promptly to each Holder upon request each document filed with the SEC pursuant to the requirements of Section 13 and Section 15 of the Exchange Act;

(xx) not include any information concerning a Holder provided to the Company in any Resale Registration Statement unless (i) disclosure of such information is necessary to comply with federal or state securities laws or rules promulgated thereunder or (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Resale Registration Statement; and

(xxi) cooperate in all reasonable respects with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by any such Holder.

(d) Holder Obligations.  Each Holder shall:

(i) Furnish to the Company such information regarding the Holder, the number of the Registrable Securities owned by it, the number of Registrable Securities to be registered and the intended method of disposition of such securities as shall be required to effect the registration of the

Registrable Securities of the Holders, and reasonably cooperate with the Company in preparing the Resale Registration Statement and any related Prospectus;

(ii) If the Company has delivered a Prospectus to the Holder and after having done so the Prospectus is amended or supplemented to comply with the requirements of the Securities Act, at the written request of the Company, the Holder shall cease making offers or Registrable Securities and, upon receipt of the amended or supplemented Prospectus from the Company, the Holder shall use only such amended or supplemented Prospectus in making offers of the Registrable Securities;

(iii) During such time as the Holder may be engaged in a distribution of Registrable Securities, the Holder shall comply with Regulation M promulgated under the Exchange Act and pursuant thereto it shall, among other things, not engage in any stabilization activity in connection with the securities of the Company in contravention of such regulation;

(iv) If the Company has delivered to the Holder written notice in accordance with Section 2(b), then the Holder shall cease making offers or Transfers of Registrable Securities until the Company shall have given the Holder written notice that the Holder may once again commence making offers or Transfers of Registrable Securities under the current (or amended or supplemented) Prospectus, which written notice the Company shall as promptly as practicable;

(v) Dispose of the Registrable Securities only (A) pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or (B) pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws; and

(vi) In connection with any underwritten offering, each Holder shall not, during such period (which period shall in no event exceed one hundred and eighty (180) days, subject to any then customary “booster shot” extension following the effective date of any registration statement) requested by any managing underwriter(s), sell, pledge, hypothecate, transfer, make any short sale of, loan, grant any option or right to purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities owned by it at any time during such period, except Registrable Securities included in such registration; provided that any release of Registrable Securities from such “lock up” shall be effected among the Holders and the Lenders on a pro rata basis according to the Registrable Securities then owned by them.

(e) Registration Expenses:

(i) Company Expenses.  All Registration Expenses shall be borne by the Company.

(ii) Holder Expenses.  The Company shall reimburse the Holders and the Lenders for the reasonable fees and expenses of one (1) counsel for all Holders and Lenders to be selected by a majority of the Holder(s) and the other Lenders holding Registrable Securities.

(f) Indemnification; Contribution.  If any Registrable Securities are included in a registration statement under this Agreement:

(i) To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Holder, and the partners, members, managers, officers, directors, employees, and stockholders of each such Holder; legal counsel, accountants and other advisors for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (joint or several), including reasonable attorney’s fees and disbursements and reasonable expenses of investigation (collectively, “Losses”), incurred by such Person pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, but only insofar as such Losses arise out of or are based upon any of the following statements or omissions (collectively, a “Violation”):

(1) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, including any preliminary Prospectus or final Prospectus contained therein, or any amendments or supplements thereto; or

(2) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification required by this Section 2(f)(i) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such Loss to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of a Holder or any underwriter expressly for use in connection with such registration; and provided, further, that this indemnity shall not apply to the extent that any such Loss is based on an offer or Transfer of Registrable Securities during any period which the Company has notified the Holder that such offers and Transfers must cease under the Agreement, including under Section 2(b), Section 2(c)(ii) or Section 2(c)(v).

(ii) To the extent permitted by applicable law, the Holders (severally and not jointly) shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Resale Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act, and each officer, director, partner, and employee of such controlling Person, against any and all Losses incurred by such Person pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, but only insofar as such Losses arise out of or are based upon any Violation, in each case to the extent that such Violation arises out of or is based upon information furnished in writing by or on behalf of a Holder expressly for use in connection with such registration; provided, however, that any indemnification required by this Section 2(f)(ii) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Holders (which consent shall not be unreasonably withheld) and in no event shall the amount of any indemnity obligation under this Section 2(f)(ii) exceed the gross proceeds from the applicable offering received by the Holders.

(iii) Promptly after receipt by an indemnified party under this Section 2(f) of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 2(f), such indemnified party shall deliver to the indemnifying party a written notice thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and disbursements and expenses (in each case, to the extent reasonable) to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2(f) to the extent, but only to the extent, of such prejudice but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 2(f).  Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels).

(iv) If the indemnification required by this Section 2(f) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any Losses referred to in this Section 2(f):

(1) the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such Losses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Violation.  The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 2(f)(i), 2(f)(ii) and 2(f)(iii), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding;

(2) the parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2(f)(iv) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 2(f)(iv)(1).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(e) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(v) The obligations of the Company and the Holders under this Section 2(f) shall survive the completion of any offering of Registrable Securities pursuant to the registration statement under this Agreement, and otherwise.

(g) Liquidated Damages.  If (i) the Resale Registration Statement is not filed with the SEC on or prior to the Resale Filing Deadline, (ii) the Resale Registration Statement is not declared effective by the SEC (or otherwise does not become effective) for any reason on or prior to the Resale Effective Deadline, or (iii) after its effective date, (A) such Resale Registration Statement ceases to be effective for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Resale Registration Statement), or to remain Continuously Effective as to all Registrable Securities for which it is required to be effective, or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities (other than during an Allowable Grace Period), or (iv) the period permitted under Section 2(b) with respect to a Resale Registration Statement exceeds the length of an Allowable Grace Period (any such failure or breach in clauses (i) through (v) above being referred to as an “Event,” and, for purposes of clauses (i), (ii), or (iii), the date on which such Event occurs, or for purposes of clause (iv) the date on which such Allowable Grace Period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to one percent (1.0%) of the Market Price (as defined in the Warrant) for any Registrable Securities held by such Holder on the Event Date.  The parties agree that notwithstanding anything to the contrary herein, no Liquidated Damages shall be payable (i) if as of the relevant Event Date, the Registrable Securities may be sold by the Holders without volume or manner of sale restrictions under Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent, (ii) to a Holder causing an Event that relates to or is caused by any action or inaction taken by such Holder, or (iii) to a Holder in the event it is unable to lawfully sell any of its Registrable Securities because of possession of material non-

public information.  If the Company fails to pay any Liquidated Damages pursuant to this Section 2(g) in full within ten (10) Business Days after the date payable, the Company will pay interest on the amount of Liquidated Damages then owing to the Holder at a rate of one percent (1.0)% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full.  The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date.  With respect to a Holder, the Resale Effective Deadline for a Resale Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Resale Registration Statement on a timely basis results from the failure of such Holder to timely provide the Company with information requested by the Company and necessary to complete the Resale Registration Statement in accordance with the requirements of the Securities Act (in which case the Resale Effective Deadline would be extended with respect to Registrable Securities held by such Holder).

(h)  Piggyback Registration.

(A)  If the Company intends to file a registration statement covering a primary or secondary offering of any of its Common Stock or other securities, whether or not the sale for its own account, which is not a registration solely to implement an employee benefit plan pursuant to a registration statement on Form S-8 (or successor form), a registration statement on Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the Commission is applicable, the Company will promptly (and in any event at least ten (10) Business Days before the anticipated filing date) give written notice to the Holders of its intention to effect such a registration.  The Company will effect the registration under the Securities Act of all Registrable Securities that the Holder(s) request(s) be included in such registration (a “Piggyback Registration”) by a written notice delivered to the Company within five (5) Business Days after the notice given by the Company in the preceding sentence.  Subject to Section 2(h)(B), securities requested to be included in a Company registration pursuant to this Section 2(h)(A) shall be included by the Company on the same form of registration statement as has been selected by the Company for the securities the Company is registering for sale referred to above.  The Holders shall be permitted to withdraw all or part of the Registrable Securities from the Piggyback Registration at any time at least two (2) Business Days prior to the effective date of the registration statement relating to such Piggyback Registration.  If the Company elects to terminate any registration filed under this Section 2(h)(A) prior to the effectiveness of such registration, the Company will have no obligation to register the securities sought to be included by the Holders in such registration under this Section 2(h)(A).  There shall be no limit to the number of Piggybank Registrations pursuant to this Section 2(h)(A).  In the event of the filing by the Company of any Piggyback Registration, all references to Resale Registration Statements in this Agreement shall also include such Piggyback Registration mutatis mutandis.

(B)  If a registration statement under Section 2(h)(A) relates to an underwritten offering and the managing underwriter(s) advise(s) the Company that in its or their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or Prospectus only such number of securities that in the reasonable opinion of such underwriter(s) can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, the Common Stock and other securities the Company proposes to sell, (ii) second, the Registrable Securities of the Holders and other Lenders who have requested inclusion of Registrable Securities pursuant to this Section 2(h) and Section 2(h) of the Other Lender Registration Rights Agreements, pro rata on the basis of the aggregate number of such securities or shares owned by each such Person, or as such Holders and other Lenders may otherwise agree, and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.  A majority of the Holder(s) and the other Lenders holding Registrable Securities shall select the investment banking firm or firms to act as the lead underwriter or underwriters in connection with an underwritten offering made pursuant to this Section 2(h).  No Holder may participate in any underwritten registration under this Section 2(h) unless such Holder (i) agrees to sell the Registrable Securities it desires to have covered by the underwritten offering on the basis provided in any underwriting arrangements in customary form and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

(i)  Compliance with Laws.  Each Resale Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein and all documents incorporated by reference therein) filed pursuant to this Agreement (i) shall comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.  The financial statements of the Company included in the Resale Registration Statement or incorporated by reference therein will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements shall be prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and shall fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end adjustments).

(j)  No Inconsistent Agreements.  Except with respect to the Other Lender Registration Rights Agreements, neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  The Company will not after the date hereof enter into any agreements with any holder or prospective holder of any securities of the Company which would grant such holder or prospective holder registration rights with respect to the securities of the Company which would have priority over the Registrable Securities with respect to the inclusion of such securities in any registration.  If the Company enters into an agreement that contains terms more favorable, in form or substance, to any security holders than the terms provided to the Holders under this Agreement, then the Company will modify or revise the terms of this Agreement in order to reflect any such more favorable terms for the benefit of the Holders.

(k)  Rule 144 and 144A.  The Company agrees that, upon the request of any Holder of Registrable Securities or any prospective purchaser of Registrable Securities designated by a Holder, the Company shall promptly provide (but in any case within fifteen (15) calendar days of a request) to such Holder or potential purchaser, the following information:

(i) a brief statement of the nature of the business of the Company and any subsidiaries and the products and services they offer;

(ii) the most recent consolidated balance sheets and profit and losses and retained earnings statements, and similar financial statements of the Company for the two (2) most recent fiscal years (such financial information shall be audited, to the extent reasonably available); and

(iii) such other information about the Company, any subsidiaries, and their business, financial condition and results of operations as the requesting Holder or purchaser of such Registrable Securities shall request in order to comply with Rule 144 and Rule 144A promulgated under the Securities Act, as amended, and in connection therewith the anti-fraud provisions of the federal and state securities laws.

The Company hereby represents and warrants to any such requesting Holder and any prospective purchaser of Registrable Securities from such Holder that the information provided by the Company pursuant to this Section 2(k) will, as of their dates, not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.  The Company shall also make and keep adequate and current public information with respect to the Company available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement.

(l)  Prohibition on Other Registrations.  The Company agrees except with respect to the Other Lender Registration Rights Agreements, not to effect or initiate a registration statement for any public sale or distribution of any securities similar to those being registered pursuant to this Agreement, or any securities convertible into or exchangeable or exercisable for such securities during the thirty (30) calendar days prior to, and during the ninety (90) calendar-day period beginning on, the effective date of any Resale Registration Statement.

3.  Miscellaneous.

(a) Entire Agreement.  This Agreement reflects the entire understanding of the parties with respect to the subject matter of registration rights herein contained and supersedes any prior agreements, whether written or oral, in regard thereto.

(b) Governing Law.  This Agreement shall be governed by, and shall be construed in accordance with, the laws of the State of New York and all applicable laws of the United States of America.

(c) WAIVER OF RIGHT TO JURY TRIAL.  EACH OF THE PARTIES HERETO WAIVES TRIAL BY JURY AND CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY A JUDGE OF A COURT OF COMPETENT JURISDICTION.

(d) Counterparts; Facsimile.  This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same agreement among the parties.  This Agreement may be executed and transmitted by facsimile and with confirmation of transmission shall have the same binding effect as though such executed Agreement was delivered as an original.

(e) Assignment; Binding Nature.  Any Holder may assign its rights and obligations under this Agreement in whole or in part, including, without limitation, the rights of any Holder to cause the Company to register Registrable Securities pursuant to this Agreement, without the Company’ consent.  The Company may not assign its rights under this Agreement without the prior written consent of the Holder, which shall not be unreasonably withheld, conditioned or delayed.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(f) Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and each Holder.

(g) Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email (provided the sender receives a machine-generated confirmation of successful facsimile transmission or email notification or confirmation of receipt of an e-mail transmission) at the facsimile number or email address specified in this Section prior to 5:00 p.m., New York City time, on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Business Day or later than 5:00 p.m., New York City time, on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight mail service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given.  The addresses, facsimile numbers and email addresses for such notices and communications shall be as follows:

If to the Company:                                      UniTek Global Services, Inc.

1777 Sentry Parkway West, Gwynedd Hall, Suite 302

Blue Bell, Pennsylvania 19422

Attention:  Andrew Herning, Chief Financial Officer

Facsimile:  (267) 464-1733

Email:  aherning@unitekgs.com

With a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103-2921

Attention: Justin W. Chairman, Esq.

Facsimile: (215) 963-5001

Email: jchairman@morganlewis.com

If to a Holder:                                                                  [                                ]

With a copy (which shall not constitute notice) to:

[                                ]

The address, facsimile number and email address for the Company or the Holder set forth above may be amended by written notice to the other party in the manner set forth above.

(h) Captions.  The captions to the Sections and paragraphs of the Agreement are for the convenience of the parties only, and are not a part of this Agreement.

(i) Time of the Essence.  Time is of the essence under this Agreement.

(j) Remedies.  Any party having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  The parties hereto agree and acknowledge that money damages are not an adequate remedy for any breach of the provisions of this Agreement and that any party may apply for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(k)  Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)  Entire Agreement.  This Agreement and the Warrant constitute the entire agreement among the parties hereto with respect to the subject matter hereof.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the date first above written.

UNITEK GLOBAL SERVICES, INC,
a Delaware corporation

By:
Name:
Title:

[ ]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]